Condensed Financial Information of the Parent Company (Unaudited) (Details) - Schedule of parent company balance sheets (Parentheticals) - Parent Company [Member] - $ / shares	Dec. 31, 2020	Dec. 31, 2019
Condensed Balance Sheet Statements, Captions [Line Items]
Ordinary shares par value (in Dollars per share)	$ 0.001	$ 0.001
Ordinary shares, authorized	50,000,000	50,000,000
Ordinary shares, issued	12,354,040	9,000,000
Ordinary shares, outstanding	12,354,040	9,000,000